UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2008

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mainaustrasse 30

Zurich CH-8008

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

17 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

The rights of the Company’s Common Shares are governed by the Company’s Swiss Articles of Association, which are further described in the Company’s proxy statement/prospectus dated May 30, 2008, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on May 30, 2008 (“the Proxy Statement/Prospectus”), under the headings “Proposal No. 5: Approval of the Continuation—Description of Share Capital”, “Proposal No. 8: Approval of the Rearrangement of the Company’s Existing Share Capital” and “Proposal No. 15: Approval of Dividend in the Form of a Par Value Reduction”, which is hereby incorporated herein by reference. These Articles of Association became effective upon the Company’s re-domestication from the Cayman Islands to Switzerland on July 18, 2008. The Articles of Association are attached hereto as Exhibit 4.1 and are incorporated by reference herein. Exhibit 4.1 contains the Articles of Association, including the numbers that were intentionally left blank in the Proxy Statement/Prospectus and which were calculated based on the number of Ordinary Shares issued and outstanding, the determination of the new par value in Swiss francs and the aggregate par value reduction, as further described on the Proxy Statement/Prospectus.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Swiss Articles of Association, which are further described in the Company’s Proxy Statement/Prospectus under the heading “Proposal No. 5: Approval of the Continuation—Description of Share Capital”, which is hereby incorporated herein by reference, became effective upon the Company’s re-domestication from the Cayman Islands to Switzerland on July 18, 2008.

The Company’s Organizational Regulations became effective upon the Company’s re-domestication from the Cayman Islands to Switzerland on July 18, 2008.

The Articles of Association and the Organizational Regulations are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. Exhibit 4.1 contains the Articles of Association, including the numbers that were intentionally left blank in the Proxy Statement/Prospectus and which were calculated based on the number of Ordinary Shares issued and outstanding, the determination of the new par value in Swiss francs and the aggregate par value reduction, as further described on the Proxy Statement/Prospectus.

Item 7.01	Regulation FD disclosure

On July 18, 2008, the Company’s re-domestication from the Cayman Islands to Switzerland was completed. Upon the effectiveness of the re-domestication, the Company’s CUSIP number was changed to H0023R 10 5. See the Company’s press release dated July 18, 2008, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Articles of Association of the Company

4.2	Organizational Regulations of the Company

4.3	Specimen share certificate

99.1	Press Release dated July 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ ROBERT F. CUSUMANO
Robert F. Cusumano
General Counsel

DATE: July 18, 2008